JOHN HANCOCK INVESTORS TRUST

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

Supplement dated June 21, 2018 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective June 19, 2018, the Board of Trustees of each registered investment company listed above (each a “Fund”) appointed Marianne Harrison, President and CEO of John Hancock, to serve as a Non-Independent Trustee.

Accordingly, the following modifies the disclosure under “Those Responsible for Management.”

The table below presents certain information regarding Ms. Harrison, including her principal occupations, which, unless specific dates are shown, are of at least five years‘ duration. In addition, the table includes information concerning other directorships held by Ms. Harrison in other registered investment companies or publicly traded companies:

Name (Birth Year)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Marianne Harrison [2] (1963)	Trustee (since 2018)

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013 – 2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary’s General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012 – 2013).

Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

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[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal. The Fund holds annual meetings of shareholders, at which Trustees are elected. Other than Ms. Harrison, each Trustee was most recently elected to serve on the Board at a shareholder meeting held on February 2, 2018.

[2]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

[3]	“John Hancock retail funds” is composed of ten closed-end funds (including the Funds), as well as the series of John Hancock Funds III and 30 series of other John Hancock trusts. The information for the John Hancock retail funds category relates to service as a Trustee of any of these funds for the stated period.

The disclosure under “Additional Information about the Trustees” is supplemented as follows:

In addition to the description of Ms. Harrison’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about Ms. Harrison’s specific experience, qualifications, attributes or skills with respect to each Fund. The information in this section should not be understood to mean that the Trustee is an expert within the meaning of the federal securities laws:

Marianne Harrison — Through her position as President and CEO, John Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.

The next-to-last sentence of the third paragraph under “Duties of Trustees” is amended and restated as follows:

In addition, the Board believes that Ms. Harrison and Messrs. Arnott, Boyle, and Thomson, as current or former senior executives of the Advisor (or of its parent company, MFC), and of other affiliates of the Advisor, provide the Board with the perspective of the Advisor in managing and sponsoring the Funds.

You should read this Supplement in conjunction with the SAI and retain it for future reference.